SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 27, 2004


                              Tasty Baking Company
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               (Exact Name of Registrant as Specified in Charter)
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         Pennsylvania                      1-5084               23-1145880
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(State or Other Jurisdiction of          (Commission         (I.R.S. Employer
Incorporation or Organization)          File Number)        Identification No.)



2801 Hunting Park Avenue, Philadelphia, Pennsylvania                19129
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(Address of Principal Executive Offices)                          (Zip Code)




       Registrant's telephone number, including area code: (215) 221-8500



                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      Not applicable


(b)      Not applicable


(c)      The following exhibit is filed herewith:


                   Exhibit 99.1             Press Release dated July 27, 2004


ITEM 12.  RESULTS OF OPERATION AND FINANCIAL CONDITION

     On July 27, 2004, Tasty Baking Company announced its financial results for the second quarter ended June 26, 2004. A copy of the press release is attached to this Report as Exhibit 99.1 and is incorporated herein by reference. The information in the report shall not be deemed "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as expressly set forth in such filing.

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                                                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          TASTY BAKING COMPANY
                                          ------------------------------
                                          (Registrant)


         Date:  July 27, 2004             /S/ David S. Marberger
                                          David S. Marberger
                                          Senior Vice President and
                                          Chief Financial Officer


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                                  EXHIBIT INDEX


         Exhibit                            Description
         -------                            -----------
           99.1                             Press Release dated July 27, 2004